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                                                                   Exhibit 10.63

   SCHEDULE TO FORM OF CAPSTONE SHORTFALL FUNDING AGREEMENT FILED PURSUANT TO
                 INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility Location                  Management Firm
-----------------                  ---------------

Danville, VA                       BCC at Danville, Inc.




Harrisonburg, VA                   BCC at Harrisonburg, Inc.




Roanoke, VA                        BCC at Roanoke, Inc.